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                                                                    EXHIBIT 23.5

                   CONSENT OF WILLIAMS, KASTNER & GIBBS PLLC

We consent to the reference to our firm under the caption, "Legal Matters" in the September 1999 Registration Statement (on Form S-3) of Waste Connections, Inc. with respect to 534,815 shares of common stock (Registration No. 333-____).

                                        WILLIAMS, KASTNER & GIBBS PLLC

                                        /s/ WILLIAMS, KASTNER & GIBBS
                                        ------------------------------

Seattle, Washington
September 14, 1999